                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of the Company's 4% convertible subordinated notes due 2006 (the "Notes") and shares of common stock of the Company, par value $.02, issuable upon conversion of the Notes ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said Notes and shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 31st day of May, 2001.


                                            /s/ Thomas E. McInerney
                                            -----------------------
                                            Name:  Thomas E. McInerney
                                            Title: Director

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of the Company's 4% convertible subordinated notes due 2006 (the "Notes") and shares of common stock of the Company, par value $.02, issuable upon conversion of the Notes ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said Notes and shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 31st day of May, 2001.


                                            /s/ John J. Lyons
                                            ------------------------------------
                                            Name:  John J. Lyons
                                            Title: Director

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of the Company's 4% convertible subordinated notes due 2006 (the "Notes") and shares of common stock of the Company, par value $.02, issuable upon conversion of the Notes ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said Notes and shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 31st day of May, 2001.


                                            /s/ Jay DeDapper
                                            ------------------------------------
                                            Name:  Jay DeDapper
                                            Title: Director

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in- fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of the Company's 4% convertible subordinated notes due 2006 (the "Notes") and shares of common stock of the Company, par value $.02, issuable upon conversion of the Notes ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said Notes and shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 31st day of May, 2001.


                                            /s/ Lynn J. Mangum
                                            ------------------------------------
                                            Name:  Lynn J. Mangum
                                            Title: Chairman of the Board,
                                                   Chief Executive Officer
                                                   and Director

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in- fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of the Company's 4% convertible subordinated notes due 2006 (the "Notes") and shares of common stock of the Company, par value $.02, issuable upon conversion of the Notes ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said Notes and shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 31st day of May, 2001.


                                            /s/ Dennis R. Sheehan
                                            ------------------------------------
                                            Name:  Dennis R. Sheehan
                                            Title: Executive Vice President
                                                   and Chief Financial Officer

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of the Company's 4% convertible subordinated notes due 2006 (the "Notes") and shares of common stock of the Company, par value $.02, issuable upon conversion of the Notes ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said Notes and shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 31st day of May, 2001.


                                            /s/ Thomas A. Cooper
                                            ------------------------------------
                                            Name:  Thomas A. Cooper
                                            Title: Director

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of the Company's 4% convertible subordinated notes due 2006 (the "Notes") and shares of common stock of the Company, par value $.02, issuable upon conversion of the Notes ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said Notes and shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 31st day of May, 2001.


                                            /s/ Robert J. Casale
                                            ------------------------------------
                                            Name:  Robert J. Casale
                                            Title: Director

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of the Company's 4% convertible subordinated notes due 2006 (the "Notes") and shares of common stock of the Company, par value $.02, issuable upon conversion of the Notes ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said Notes and shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 31st day of May, 2001.


                                            /s/ Joseph J. Melone
                                            ------------------------------------
                                            Name:  Joseph J. Melone
                                            Title: Director